ANNUAL REPORT
--------------------------------------------------------------------------------

                           Science and Technology Fund

--------------------------------------------------------------------------------

                               December 31, 1996

================================================================================


Report Highlights
--------------------------------------------------------------------------------


Report Highlights

o After an exuberant 1995, the stock market had another good year in 1996, rising more than 20%.

o Despite a difficult environment and midyear correction, science and technology stocks provided good returns, though not as lofty as the broad market.

o Your fund returned 7.96% and 14.23% for the 6- and 12-month periods ended December 31, trailing similar funds and the overall market.

o Over the last six months, we increased fund exposure to electronic technology and data services companies, while trimming positions in media and telecommunications as well as life sciences and health care.

o Technology stocks should benefit from strong industry product cycles and earnings in 1997, and we are positive over the intermediate term.


Fellow Shareholders
--------------------------------------------------------------------------------

     Despite a difficult environment for science and technology stocks earlier in the year and a midyear correction, your fund delivered strong absolute results in 1996, generating positive returns each quarter and rising 14.23% for the year. While the fund held its own during the first half, it lagged both the unmanaged Standard & Poor's 500 Stock Index and the Lipper index of similar funds over the last six months. Consequently, for the first time since 1988, the fund trailed both benchmarks for the calendar year.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/96                  6 Months            12 Months
--------------------------------------------------------------------------------
Science & Technology Fund                   7.96%               14.23%

S&P 500                                    11.68                22.96

Lipper Science & Technology Fund Index     12.62                16.91
================================================================================


     As always, we remind shareholders that while the fund may be quite volatile over the short run, it has the potential for superior capital appreciation over the long haul. Our commitment to building long-term value is evidenced by the fund's cumulative return of 203% for the five-year period ended December 31, 1996, an annualized average of 24.86%. We will work diligently to continue this record.

CAPITAL GAIN DISTRIBUTION

     Your fund's Board of Directors declared a total capital gain distribution of $3.60 per share for 1996. This distribution, payable December 30 to shareholders of record on December 26, reflected a short-term capital gain of $0.92 and a long-term capital gain of $2.68. Your check or statement confirming the distribution was mailed in early January, and Form 1099-DIV, with complete tax information, was mailed later in the month.

MARKET ENVIRONMENT

     On the heels of an exhilarating 1995, the overall U.S. stock market enjoyed another outstanding year in 1996, bringing its two-year advance to 69%, one of the greatest in history. The market shrugged off an array of concerns last year, including fears over inflation and rising interest rates, midyear corporate earnings disappointments, a flood lower-quality initial public offerings, national election anxiety, and steadily increasing market valuations. Equity markets rose to record levels, buoyed by a favorable economy and unprecedented cash flows into domestic equity mutual funds.

     Bigger was definitely better in 1996 as investors sought the relative safety of larger-capitalization, blue chip companies. As shown in the table, the 30 corporate giants that compose the Dow Jones Industrial Average significantly outpaced small-company stocks as represented by the Russell 2000 Index. The move into blue chips was fueled by concern over slowing corporate earnings growth, a record year for mergers and acquisitions (including several megadeals in the telecommunications and pharmaceutical industries), and a consistent flight to quality.

================================================================================
Market Performance
--------------------------------------------------------------------------------
Major Stock Market Indices                                  1996 Return
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                      28.88%

S&P 500 Index                                                     22.96

Nasdaq Composite *                                                22.71

S&P 400 MidCap Index                                              19.20

Russell 2000                                                      16.49
--------------------------------------------------------------------------------
*Principal only
================================================================================

     Science and technology stocks languished during the first half of the year due to several factors: eroding fundamentals in the semiconductor and semiconductor capital equipment segments, modestly disappointing unit growth in personal computers, slowing subscriber growth and profitability in the wireless arena, and the negative translation effects of a stronger U.S. dollar.
Disappointing financial results became more common, especially in the semiconductor, consumer software, and wireless communications segments.

     Technology stocks bottomed in July after sustaining their sharpest correction since the spring of 1994. On a positive note, the severity of the correction helped shake some of the speculative ownership out of the sector. The sector recovered sharply in the second half of the year, boosted by an improvement in the broader market, strong cash flows into domestic equity funds, hopes for a cyclical recovery in the semiconductor segment, anticipation of the normal seasonal pickup in personal computer sales, and particularly strong performance from the major pharmaceutical companies. Many segments of the technology sector advanced more than 40% from their July lows.

     The technology sector can look forward to strong industry product cycles in 1997. Intel should be increasing shipments of its next- generation microprocessor, the PentiumPro, while Microsoft should be rolling out new versions of its key product families and further leveraging its leadership position in the software industry.

==============================
The technology sector can look
forward  to  strong   industry
product cycles in 1997.
------------------------------

     As the role of the personal computer continues to shift from data device to communications tool, demand will continue to grow for high-speed networking and remote/on-line access, portending continued strength in the data networking segment. While the availability of personal communications services and digital cellular technology should usher in a period of increased infrastructure spending and a focus on subscriber growth in the wireless arena, telecommunications reform remains a source of uncertainty for most wireline providers.

     Information services companies should benefit from the corporate drive toward outsourcing nonstrategic administrative activities, and well-positioned life sciences and health care companies continue to benefit from the needs of an aging population, the shift toward managed care, and the promotion of health at home and at work.

     Although this improved environment has already been reflected somewhat in the sharp recovery of technology stocks in recent months, we remain enthusiastic about the sector over the intermediate term.

PORTFOLIO REVIEW

     Our investments in semiconductor, networking, and business software companies had the biggest positive impact on fund performance. In fact, the fund's top 10 performers for the year came from these three segments. Enterprise software vendor BMC Software, Intel, data networking leader 3Com, Microsoft, networking giant Cisco Systems, and semiconductor manufacturer Analog Devices all were outstanding contributors for the year. Our holdings in the information services and life sciences and health care arena also boosted performance. United States Surgical and Boston Scientific, both pioneers in less invasive surgery; National Data, a leading transaction processor; and America Online generated sizable gains over the course of the year.

     [Edgar description: A pie chart showing industry diversification on 12/31/96, Business and Consumer Software, 29%; Semiconductor-Related, 14%; Networking, 23%; Hardware/Peripherals, 4%; Life Sciences/Health Care, 6%; Media, 6%; Data Services, 16%; Reserves, 2%.]

     In contrast, our investments in media and telecommunications services, biotechnology, and consumer software hampered performance. Broderbund Software, Intuit, and Glenayre Technologies were notable underachievers. Broderbund and Intuit suffered from the general malaise in the consumer software segment as well as the cancellation of new product launches. As an equipment supplier to the paging industry, Glenayre Technologies was hurt by the spillover effect of that industry's deteriorating profitability and by the transition to next-generation technologies. On balance, the fund's diversification buoyed returns during the first half of the year but dampened results during the second half.

     Nevertheless, we remain comfortable with our strategy of running a diversified, yet concentrated, portfolio of science and technology stocks. At year-end, your fund consisted of approximately 80 individual holdings spread among several rapidly growing industry segments. Electronic technology the blue sections of the pie chart - remains the largest commitment, accounting for 70% of fund assets, up from 60% last June. During the year, we broadened our holdings in data services, increasing our exposure from 9% to 16%. Media and telecommunications services and life sciences/health care equally split the balance of fund assets. As of December 31, our top 10 positions accounted for approximately 37% of fund assets, while cash represented 2%.

     We are pursuing opportunities along the following long-term investment themes: the personal computer as a communications tool, the insatiable demand for high-speed connectivity, the growth in digital wireless communications, the trend toward corporations outsourcing nonstrategic administrative functions, and the continuing shift toward managed and otherwise cost-conscious health care. A word on each:

o The personal computer is evolving from a computational device to a multimedia communications tool. Users no longer want to "compute it faster"; they want to get connected and have access -- to databases, information sources, and each other. Accordingly, the value added in a desktop configuration is spreading into the network of servers, communications software, and networking equipment.

o The industry's continuing transition to open, networked client-server computing platforms is the most significant trend in the commercial computing marketplace. This trend is driving application development away from centralized mainframes and proprietary minicomputers into networks of widely distributed desktop workstations. In addition, remote access and telecommuting are becoming accepted practices in the workplace. Furthermore, on-line access and use of the public Internet are "must-have" applications in the consumer market. All of these forces are driving exponential demand for high-speed connectivity.

o Digital technologies are just now beginning to meaningfully affect the wireless communications industry. Whether it's in the guise of cellular-like voice services, paging, or satellite video services, wireless communications are making a rapid shift toward digital technologies. Our focus continues to be on companies with significant international presences and those that play critical roles in the deployment of next-generation services.

o By concentrating on their core value added, while outsourcing noncritical administrative functions, corporations can reduce costs and risk and remain more responsive to customers. In this area, we are concentrating on leading companies that possess economies of scale, a high level of recurring revenues, and potential operating leverage.

o As the link between the patient and the medical bill payor tightens, managed care and other forms of cost-effective health care will gain in popularity. Despite the tougher pricing environment this scenario suggests, companies that provide lower-cost treatment or that help measure and competitively analyze treatment outcomes stand to benefit.

OUTLOOK

     After a challenging 1996, science and technology stocks should benefit from strong industry product cycles this year. Our bullishness is tempered only by the near-perfect conditions currently underlying the broader financial markets: modest inflation and benign interest rates, steady corporate earnings growth, strong cash flows into domestic equity mutual funds, and relative world peace. Any sudden change in any of these could undermine the stock market in general and the more volatile science and technology sector in particular.

     While the sharp recovery in both stock prices and investor sentiment during the fall has somewhat anticipated an improved environment in 1997, our enthusiasm about the long-term potential of the science and technology sector remains undiminished.

Respectfully submitted,


[Signature]


Charles A. Morris
President and Chairman of the Investment Advisory Committee

January 17, 1997

================================================================================
Sticking To Your Game Plan
--------------------------------------------------------------------------------

[Chart showing TIME REDUCES VOLATILITY OF MARKET RETURNS]

     In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

     Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

     How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

     Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value. {1}

Above all, remember that investing is a long-distance race, not a sprint.

{1} Ned Davis Research.

================================================================================
Portfolio Highlights
================================================================================
TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/96
--------------------------------------------------------------------------------
BMC Software                                                                5.1%
3Com                                                                        5.0
Oracle                                                                      4.4
Cisco Systems                                                               3.9
Intel                                                                       3.2
--------------------------------------------------------------------------------
Analog Devices                                                              3.1
America Online                                                              3.0
Microsoft                                                                   3.0
Maxim Integrated Products                                                   3.0
First Data                                                                  2.8
--------------------------------------------------------------------------------
Xilinx                                                                      2.6
Synopsys                                                                    2.4
Electronic Data Systems                                                     2.0
ADC Telecommunications                                                      1.9
Ascend Communications                                                       1.9
--------------------------------------------------------------------------------
Network General                                                             1.7
Linear Technology                                                           1.7
Boston Scientific                                                           1.5
FORE Systems                                                                1.5
Shiva                                                                       1.5
--------------------------------------------------------------------------------
COMPAQ Computer                                                             1.5
Newbridge  Networks                                                         1.5
Glenayre  Technologies                                                      1.3
Automatic Data Processing                                                   1.3
PanAmSat                                                                    1.3
--------------------------------------------------------------------------------
Total                                                                      62.1%
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
6 Months Ended December 31, 1996
Ten Best Contributors
--------------------------------------------------------------------------------
3Com                                                                    65(cent)
Intel                                                                   61
Maxim Integrated Products                                               47
BMC Software                                                            40
Analog Devices                                                          30
Microsoft                                                               28
Linear Technology                                                       23
Boston Scientific                                                       15
Altera **                                                               15
Xilinx                                                                  14
--------------------------------------------------------------------------------
Total                                                                  338(cent)

================================================================================
Ten Worst Contributors
--------------------------------------------------------------------------------
Glenayre Technologies                                                  -41(cent)
Shiva                                                                   22
Intuit                                                                  21
Sybase **                                                               14
Omnipoint                                                                9
First Data                                                               8
Newbridge Networks *                                                     8
ADC Telecommunications *                                                 7
Hewlett-Packard **                                                       6
Broderbund Software **                                                   6
Total                                                                 -142(cent)

================================================================================

================================================================================
12 Months Ended December 31, 1996
Ten Best Contributors
--------------------------------------------------------------------------------

BMC Software                                                            96(cent)
Intel *                                                                 82
3Com                                                                    71
Cisco Systems                                                           46
Microsoft *                                                             43
Analog Devices                                                          37
Xilinx                                                                  33
PeopleSoft                                                              29
Ascend Communications                                                   28
Cascade Communications                                                  25
--------------------------------------------------------------------------------
Total                                                                  490(cent)
================================================================================
Ten Worst Contributors
--------------------------------------------------------------------------------
Intuit                                                                 -55(cent)
Adobe Systems                                                           45
Broderbund Software **                                                  42
Glenayre Technologies *                                                 40
Bay Networks **                                                         33
Sybase **                                                               31
Quantum **                                                              22
Mobile Telecom. Technologies **                                         18
Cephalon **                                                             12
Seagate Technology **                                                   10
--------------------------------------------------------------------------------
Total                                                                 -308(cent)

 *   Position added
**   Position eliminated
================================================================================

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart for Science and Technology Fund]

Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                 Since Inception
Periods  Ended  12/31/96        1 Year   3 Years   5 Years   Inception      Date
Science & Technology Fund      14.23%    27.18%     24.86%      21.72%   9/30/87
--------------------------------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================


                                                                     For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                                       Year
                                                      Ended
                                                   12/31/96         12/31/95         12/31/94         12/31/93         12/31/92
NET ASSET VALUE
Beginning of period .....................        $    29.12       $    21.64       $    18.95       $    17.33       $    15.57

Investment activities
    Net investment income ...............             (0.09)           (0.03)           (0.09)           (0.05)*          (0.10)*
    Net realized and
    unrealized gain (loss) ..............              4.28            12.05             3.08             4.18             2.98

    Total from
    investment activities ...............              4.19            12.02             2.99             4.13             2.88

Distributions
    Net realized gain ...................             (3.60)           (4.54)           (0.30)           (2.51)           (1.12)

NET ASSET VALUE
End of period ...........................        $    29.71       $    29.12       $    21.64       $    18.95       $    17.33

Ratios/Supplemental Data
Total return ............................             14.23%           55.53%           15.79%           24.25%*          18.76%*

Ratio of expenses to
average net assets ......................              0.97%            1.01%            1.11%            1.25%*           1.25%*

Ratio of net investment
income to average
net assets ..............................             (0.33)%          (0.15)%          (0.58)%          (0.68)%*         (0.81)%*

Portfolio turnover rate .................             125.6%           130.3%           113.3%           163.4%           144.3%

Average commission
rate paid ...............................        $   0.0537               --               --               --               --

Net assets, end of period
(in millions) ...........................        $    3,292       $    2,285           $  915            $ 501           $  281
------------------------------------------------------------------------------------------------------------------------------------

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/93.

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                           Shares/Par     Value

In thousands

Common Stocks  98.0%
ELECTRONIC TECHNOLOGY  68.7%
Business Software  22.2%

Aurum Software * .............................         125,000 $           2,883
BMC Software * ...............................         4,000,000         166,250
Citrix Systems * .............................           500,000          19,531
Cognos * .....................................           706,500          19,782
Informix * ...................................         1,000,000          20,437
INSO * .......................................           500,000          19,688
Microsoft * ..................................         1,200,000          99,225
Netscape Communications * ....................           400,000          22,750
Oracle * .....................................         3,500,000         145,906
PeopleSoft * .................................           750,000          35,953
PLATINUM technology * + ......................         3,000,000          40,687
Pure Atria * .................................         1,300,000          31,931
Rational Software * ..........................           500,000          19,781
Remedy * .....................................           325,000          17,388
SELECT Software Tools ADR * ..................           290,500           5,175
Sterling Software ............................         1,206,000          38,140
Vantive * ....................................           781,400          24,321
                                                                         729,828

Consumer Multimedia and Technical  5.8%

Adobe Systems ...............................            750,000          28,078
Cadence Design Systems * ....................            800,000          31,800
EPIC * + ....................................            750,000          18,750
Intuit * ....................................          1,000,000          31,750
Synopsys * ..................................          1,750,000          80,500
                                                                         190,878
Semiconductor  14.3%

ANADIGICS * ..................................            50,000           1,975
Analog Devices * .............................         3,000,000         101,625
DSP Communications * .........................         1,257,900          24,293
Intel ........................................           800,000         104,750
Linear Technology ............................         1,250,000          54,844
Maxim Integrated Products * ..................         2,250,000          97,453
Xilinx * .....................................         2,350,000          86,510
                                                                         471,450

Networking  22.2%

3Com * ........................................        2,250,000        $164,953
ADC Telecommunications * ......................        2,000,000          62,250
Ascend Communications * .......................        1,000,000          62,125
Cascade Communications * ......................          500,000          27,625
Cisco Systems * ...............................        2,000,000         127,375
FORE Systems * ................................        1,500,000          49,406
Glenayre Technologies * .......................        2,000,000          43,125
Network General * .............................        1,825,000          55,092
Newbridge Networks * ..........................        1,700,000          48,025
Premisys Communications * .....................          404,000          13,635
Security Dynamics Technologies * ..............          771,200          24,245
Shiva * .......................................        1,400,000          48,650
Summa Four * ..................................          150,000           1,266
Verilink * ....................................          100,000           3,262
                                                                         731,034
Hardware/Peripherals  4.2%

Adaptec * ................................             600,000            24,038
COMPAQ Computer * ........................             650,000            48,262
Dell Computer * ..........................             745,800            39,667
Sun Microsystems * .......................           1,000,000            25,688
                                                                         137,655

Total Electronic Technology 2,260,845
LIFE SCIENCES AND HEALTH CARE  6.1%

Pharmaceuticals  1.0%

ALZA (Class A) * ........................             187,800              4,859
Amgen * .................................             500,000             27,219
                                                                          32,078

Medical Devices  3.9%

Boston Scientific * ......................             850,000            51,000
Stryker ..................................           1,200,000            35,925
United States Surgical ...................           1,054,500            41,521
                                                                         128,446

Health Care Services  1.2%

Medic Computer Systems * ..................          1,000,000            40,312
                                                                          40,312

Total Life Sciences and Health Care                                      200,836

INFORMATION SERVICES  15.0%
Data Services  15.0%

America Online * .............................         3,000,000         $99,750
Automatic Data Processing ....................         1,000,000          42,875
Cambridge Technology Partners * ..............           500,000          16,781
Checkfree * ..................................         1,471,700          25,111
CUC International * ..........................         1,250,000          29,688
Electronic Data Systems ......................         1,500,000          64,875
First Data ...................................         2,500,000          91,250
Gartner Group * ..............................           424,800          16,541
ITG * ........................................           800,000          15,200
National Data ................................           700,000          30,450
Renaissance Solutions * ......................            58,500           2,654
Sterling Commerce * ..........................           500,000          17,625
SunGard Data Systems * .......................         1,000,000          39,875
Total Information Services ...................           492,675

MEDIA/TELECOMMUNICATIONS SERVICES  5.2%
Media/Telecom Services  5.2%

AirTouch Communications * .............................     1,250,000     31,563
EchoStar Communications (Class A) * ...................       500,000     11,188
Millicom International Cellular * .....................       526,700     16,887
Omnipoint * ...........................................     2,000,000     38,375
PanAmSat * ............................................     1,500,000     42,187
Vodafone ADR ..........................................       800,000     33,100

Total Media/Telecommunications Services                                  173,300

Miscellaneous Common Stocks  3.0%                                         98,293

Total Common Stocks (Cost $2,670,750)                                  3,225,949

Short-Term Investments  3.6%
Federal Home Loan Mortgage Discount Notes

         5.21%, 1/2/97 .................            20,000,000            19,997
         5.23%, 1/3/97 .................            25,000,000            24,993
         5.24%, 1/14/97 ................            20,000,000            19,962

Federal National Mortgage Association Discount Notes
5.27%, 1/10 - 2/18/97 ...................           45,000,000           $44,827

Investments in Repurchase Agreements through a joint account
6.52%, 1/2/97 ..........................             7,929,752             7,930

Total Short-Term Investments (Cost $117,709)                             117,709

Total Investments in Securities
101.6% of Net Assets (Cost $2,788,459)                               $ 3,343,658

Other Assets Less Liabilities                                           (51,861)

NET ASSETS                                                           $ 3,291,797
Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                                    $ 14,106

Net unrealized gain (loss)                                               555,199

Paid-in-capital  applicable to 110,798,733
shares of $0.01 par value capital stock
outstanding;  1,000,000,000  shares authorized                         2,722,492

NET ASSETS                                                           $ 3,291,797

NET ASSET VALUE PER SHARE $ 29.71

*    Non-income producing
+    Affiliated company

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/96
--------------------------------------------------------------------------------
Investment Income

Income
    Interest ...................................................      $  13,943
    Dividend (net of foreign taxes of $ 336) ...................          4,699
    Total income ...............................................         18,642

Expenses
    Investment management ......................................         19,792
    Shareholder servicing ......................................          7,309
    Registration ...............................................            449
    Prospectus and shareholder reports .........................            437
    Custody and accounting .....................................            242

    Directors ..................................................             29
    Legal and audit ............................................             27
    Miscellaneous ..............................................             31
    Total expenses .............................................         28,316

Net investment income ..........................................         (9,674)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on
    Securities .................................................        274,413
    Foreign currency transactions ..............................           (244)
    Net realized gain (loss) ...................................        274,169
    Change in net unrealized gain or loss on securities ........        104,193

Net realized and unrealized gain (loss) ........................        378,362

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .........................................      $ 368,688

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands
                                                       Year
                                                      Ended
                                                   12/31/96       12/31/95
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations
    Net investment income ...................      $ (9,674)     $  (2,531)
    Net realized gain (loss) ................       274,169        389,644
    Change in net unrealized gain or loss ...       104,193        293,586
    Increase (decrease) in net assets
    from operations .........................       368,688        680,699

Distributions to shareholders
    Net realized gain .......................      (356,162)      (308,443)

Capital share transactions *
    Shares sold .............................     1,604,115      1,486,892
    Distributions reinvested ................       346,237        300,634
    Shares redeemed .........................      (956,344)      (789,571)
    Increase (decrease) in net assets
     from capitalshare transactions .........       994,008        997,955

Net Assets

Increase (decrease) during period ...........     1,006,534      1,370,211
Beginning of period .........................     2,285,263        915,052

End of period ...............................   $ 3,291,797    $ 2,285,263

*Share information
    Shares sold .............................        51,910         53,440
    Distributions reinvested ................        11,502         10,317
    Shares redeemed .........................       (31,097)       (27,563)
    Increase (decrease) in shares outstanding        32,315         36,194

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1987.

Valuation

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies

     Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Currency Translation

     Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts

     Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

Repurchase Agreements

     The fund, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements collaterallized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily by the fund to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $4,149,298,000 and $3,331,750,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

================================================================================
Undistributed net investment income $ .....................           9,674,000
Undistributed net realized gain ...........................          (9,674,000)
--------------------------------------------------------------------------------

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

     For federal income tax purposes the Fund paid distributions from net long-term capitial gains of $266,462,713 ($2.69 per share) to shareholders of record on December 26, 1996. This amount may differ from that cited elsewhere in this report due to differences in the calculation for financial reporting and federal income tax purposes.

     At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,788,459,000, and net unrealized gain aggregated $555,199,000, of which $680,913,000 related to appreciated investments and $125,714,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,944,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $5,692,000 for the year ended December 31, 1996, of which $616,000 was payable at period-end.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of T. Rowe Price
Science & Technology Fund, Inc.

     We have audited the accompanying statement of net assets of T. Rowe Price Science & Technology Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 20, 1997

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                            Baltimore, Maryland 21202

                         This report is authorized for
                        distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                    T. Rowe Price Science & Technology Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                              4200 West Cypress St.
                                   10th Floor
                                 Tampa, FL 33607
              T. Rowe Price Investment Services, Inc., Distributor.
                                RPRTSTF 12/31/96